VIRTUAL 2020 ESMO congress

A Phase 1 Dose Escalation Study of PRS-343, a HER2/4-1BB Bispecific Molecule, in Patients with HER2-positive Malignancies

Authors: Sarina Piha-Paul[1], Johanna Bendell[2], Anthony Tolcher[3], Sara Hurvitz[4], Anuradha Krishnamurthy[5], Anthony El-Khoueiry[6], Amita Patnaik[7], Rachna Shroff[8], Anne Noonan[9], Paula Pohlmann[10], Noah Hahn[11], Marc Matrana[12], Markus Zettl[13], Kayti Aviano[13], Lynn Mar[13], Patrick Jolicoeur[13], Shane Olwill[13], Ingmar Bruns[13], **Geoffrey Ku[14]**

[1]The University of Texas MD Anderson Cancer Center, Texas, USA
[2]Sarah Cannon Research Institute/Tennessee Oncology, LLC, Tennessee, USA
[3]NEXT Oncology, Texas, USA
[4]University of California Los Angeles Jonsson Comprehensive Cancer Center, California, USA
[5]University of Pittsburgh Medical Center, Pennsylvania, USA
[6] Keck School of Medicine of USC, Norris Comprehensive Cancer Center, California, USA
[7]START San Antonio, Texas, USA
[8]University of Arizona Cancer Center, Arizona, USA
[9]The Ohio State University, Department of Internal Medicine, Division of Medical Oncology, Ohio, USA
[10]Georgetown University Lombardi Comprehensive Cancer Center, Washington DC, USA
[11]Sydney Kimmel Cancer Center at Johns Hopkins, Maryland, USA
[12]Ochsner Cancer Institute, Louisiana, USA
[13]Pieris Pharmaceuticals, Inc., Massachusetts, USA
[14]Memorial Sloan Kettering Cancer Center, New York, USA

Disclosure Information Arog Pharmaceuticals – Research Support AstraZeneca – Research Support, Consulting Bristol-Myer Squibb – Research Support, Consulting GEOFFREY KU Daiichi Sankyo – Research Support Reports relationships Eli Lilly – Consulting with the following: Merck – Research Support, Consulting Pieris Pharmaceuticals – Research Support, Consulting Zymeworks – Research Support 2

PRS-343, a HER2 4-1BB Bispecific, Drives 4-1BB Agonism in the Tumor Microenvironment in HER2 Positive Solid Tumors

HER2-targeting moiety of the drug localizes to the tumor microenvironment and facilitates 4-1BB cross-linking

4-1BB cross-linking ameliorates T-cell exhaustion and is critical for T-cell expansion

HER2 targeting Antibody

4-1BB targeting Anticalin® Proteins


PRS-343
PD-L1
HER2
Atezolizumab
PRS-343
Co-Stimulation
PD-1
Blockade of Checkpoint Inhibition
4-1BB

CLINICALLY-RELEVANT BIOMARKERS

4-1BB Pathway Activation

Soluble 4-1BB



T-cell Proliferation

CD8+ and CD8+/Ki67+



3

Study Design: Monotherapy and Combination with Atezolizumab Dose Levels Primary Objectives Secondary Objectives • Characterize • Assess potential Dose Levels in safety profile Monotherapy Dose Combination with of PRS-343 and in immunogenicity Dose Levels (mg/kg) 1200mg Atezolizumab combination with fixed dose and PD effects of 1 0.0005 atezolizumab • Characterize PK profile 2 0.0015 • Identify MTD and/or RP2D 3 0.005 • Investigate dosing 4 0.015 of PRS-343 alone and in schedule 5 1 0.05 combination with 6 2 0.15 • Investigate efficacy 7 3 0.5 atezolizumab 8 4 1 9 5 2.5 10 6 5 8 Schedule 1: Q3W dosing on day 1; 21-day cycle 11 7 ACTIVE 11 (b) 8 Schedule 2 (b): Q2W dosing on days 1, 15; 28-day cycle SCHEDULES 11 (c) 8 Schedule 3 (c): Q1W dosing on days 1, 8, 15; 21-day cycle 12 (b) 12 In combination with atezolizumab: Q3W dosing on day 1; 21-day 13 (b) 18 Obinutuzumab cycle 8 + 11(b) Data cut-off: 27-Jul-20 4

Key Enrollment Criteria: Monotherapy and Combination with Atezolizumab Inclusion Criteria Exclusion Criteria • Diagnosis of HER2+ advanced/metastatic solid tumor • Ejection fraction below the lower limit of malignancy that has progressed on standard therapy normal with trastuzumab and/or pertuzumab or for which no standard therapy is available • Systemic steroid therapy or any other form • HER2+ solid tumors documented by ASCO, CAP or of immunosuppressive therapy within seven institutional guidelines (monotherapy); HER2+ status days prior to registration documented by clinical pathology report • Known, symptomatic, unstable or (combination) progressing CNS primary malignancies • Patients with breast, gastric and GEJ cancer must • Radiation therapy within 21 days prior to have received at least one prior HER2-targeted registration (limited field radiation to non- therapy for advanced / metastatic disease visceral structures is allowed, e.g., limb • Measurable disease per RECIST v1.1 bone metastasis) • ECOG 0 or 1 (monotherapy); ECOG 0-2 (combination) • Adequate liver, renal, cardiac and bone marrow function 5

Baseline Characteristics Monotherapy and Combination with Atezolizumab All Subjects (n = 74, 41) In Combination with In Combination with Characteristic Monotherapy; n (%) Primary Cancer Type Monotherapy; n (%) Atezolizumab; n (%) Atezolizumab; n (%) Age, Median (range) 63 (24–92) 59 (26-87) Gastroesophageal 27 (36%) 7 (17%) Gender F 44 (59%) 23 (56%) Breast 16 (22%) 12 (29%) M 30 (41%) 18 (44%) Colorectal 10 (14%) 5 (12%) ECOG PS 0 19 (26%) 12 (29%) Gynecological 9 (12%) 4 (10%) 1 55 (74%) 18 (44%) Prior Therapy Lines Biliary Tract 7 ( 9%) 6 (15%) 1 9 (12%) 5 (12%) Non-Small Cell Lung - 4 (10%) 2 10 (14%) 7 (17%) 3 15 (21%) 6 (15%) Bladder 2 ( 3%) 1 ( 2%) 4 11 (15%) 6 (15%) 5+ 28 (38%) 17 (41%) Pancreatic 1 ( 1%) 1 ( 2%) Median no. of anti-HER2 Other – Cancer Treatments 1 ( 1%) 1 ( 2%) of Unknown Origin Breast 7 3-4 Other – Salivary Duct 1 - Gastric 3 1 ( 1%) Data cut-off: 27-Jul-20 6

Monotherapy A Phase 1, Open-label, Dose Escalation Study of PRS-343 in Patients with HER2-Positive Advanced or Metastatic Solid Tumors 7

Treatment-Related Adverse Events for Monotherapy All Subjects Monotherapy Occurred in > 1 Patient n = 145 (%) % Grade 3 Infusion Related Reaction 27 (19%) 3 (2%) Fatigue 11 (8%) 1 (1%) Nausea 11 (8%) Vomiting 8 (6%) Chills 8 (6%) Abdominal pain Anemia 2 (1%) 1 (1%) Anorexia Arthalgia 2 (1%) Asthenia 2 (1%) Cough 2 (1%) Decreased appetite 2 (1%) Diarrhea 6 (4%) Dizziness 2 (1%) Dry mouth Dyspnoea 3 (2%) Fever Flushing 5 (3%) 2 (1%) Lightheadness Lymphocyte count decreased Neutrophil count decreased Non-cardiac chest pain 4 (3%) Paraesthesia 3 (2%) 1 (1%) Peripheral sensory neuropathy Pruritis 3 (3%) Rash 2 (1%) One TRAE above Grade 3: Grade 4 Infusion Related Reaction in cohort 10 (5mg/kg PRS-343, Q3W). Data cut-off: 27-Jul-20 8

Summary of Responses at Active Dose Range of PRS-343 in Monotherapy Based on clinical data, serum concentration of > 20 µg/ml defines active dose range (beginning at Cohort 9) Cohort 13b 12b 11c Obi 11b 11 10 9 Total 18 mg/kg, 12 mg/kg, 8 mg/kg, 8 mg/Kg, 8 mg/kg, 8 mg/kg, 5 mg/kg, 2.5 mg/kg, Best Response Q2W Q2W QW Q2W Q2W Q3W Q3W Q3W Evaluable Patients 3 2 4 2 7 4 6 5 33 CR 1 - - - - - - 1 PR - - - 3 - - - 3 SD - - 1 1 3 3 3 2 13 ORR 33% 0% 0% 0% 43% 0% 0% 0% 12% DCR 33% 0% 25% 50% 86% 75% 50% 40% 52% Data cut-off: 27-Jul-20 9

Increase in CD8+ T Cells and Circulating Soluble 4-1BB Support 4-1BB Engagement by PRS-343 Biopsy Biopsy Pre-dose PRS-343 PRS-343 Post-dose (Cycle 1 Day 1) (Cycle 2 Day 1) (Cycle 2 Days 2-8) 10/25 patients 21/43 patients * evaluated evaluated 30000 6 * Unpaired 2 tailed t- SD≥C6 test 20000 5 P<0,05 PR CR 10000 4 PD 6000 3 4000 tumor area 2 2000 s41BB [pg/ml]s41BB Serum Tumor 2 0 /mm 1 C1 C3 C4 C1 C3 C4 Fold induction CD8+ Tcells 0 Time (Cycles) Non-Active Dose Active Dose Non-Active Dose Active Dose Cohorts 1-8 Cohorts 9-13b Cohorts 1-8 Cohorts 9-13b 10

Gastric Cancer Patient (107-012) with PR Patient Profile, Treatment History and Treatment Outcome Patient Profile Oncology Treatment History Duration • Cohort 11b | 8 mg/kg every two weeks Trastuzumab, Pembrolizumab • 80-year old woman; initial diagnosis in June 2017 July 2017 – June 2018 + Capecitabine/oxaliplatin • Stage IV gastric adenocarcinoma Nivolumab with IDO1 inhibitor • Metastases to liver, lymph node and adrenal glands Aug 2018 – Jan 2019 • HER2 IHC 3+; PD-L1 positive (CPS=3) (investigational drug) • NGS: ERBB2 amplification, TP53 mutation, alteration of CDK12 and SF3B1 Lesion Size (mm) Lesions Lesion Site Baseline C2 Post-treatment C3 Post-treatment C4 Post-treatment C6 Post-treatment Target 1 Liver 14 12 10 9 8 Target 2 Liver 20 16 10 8 9 Target 3 Pancreas 19 16 14 14 14 % Change from Baseline -17% -36% -42% -42% Non-target 1 Lung Present Present Present Present Present Non-target 2 Stomach Present Present Present Present Absent Non-target 3 Stomach Present Present Present Present Absent 11 Data cut: 24-Jan-2020

CD8+ T Cell Numbers in the Tumor and Circulating s4-1BB Increase Post-Treatment in responding Gastric Cancer Patient (107-012) treatment - Baseline C4 Post CD8Ki67 fold change: 5.8 CD8 fold change: 5.7 2000 1.9 x CD8 pre [n/mm2]: 38 CD8 pre [n/mm2]: 16 3 increase ) 2 100 1500 250 90 80 2 ) 200 2 70 1000 60 150 50 s41BB 1 s41BB [pg/ml] s41BB (n/mm 40 500 Tumor 100 30 Serum 20 Fold Change Predose to 50 0 0 CD8 +Ki67+ T cells 10 Baseline 2 4 8 15 Pre C2 0 0 CD8 + T cells (n/mm T + CD8 Timepoint (days) C1 d8 Pre Post Pre Post C1 day 2 C1 predose 12

Rectal Cancer Patient (103-021) with CR Patient Profile, Treatment History and RECIST Oncology Treatment History Duration Monotherapy: Rectal Cancer Patient with Confirmed CR Capecitabine + XRT Apr-May 2017 • Cohort 13b | 18 mg/kg Q2W • FoundationOne Her2 Neoadjuvant Folfox May-Sep 2017 • 59-year-old male; initial amplification; in-house Resection Dec 2017 diagnosis March 2017 testing IHC 3+ Folfiri/Avastin Mar-Jul 2018 • Stage 4 rectal adenocarcinoma • MSS, TMB low (2 mt/Mb) 5FU/Avastin maintenance Aug 2018-May 2019 cancer; metastasized to heart and lung Irinotecan/Avastin May-Nov 2019 SBRT Nov 2019 Lesion Size (mm) Lesions Lesion Site Baseline C2 Post-treatment C4 Post-treatment C6 Post-treatment Target 1 Lung 22 13 0 0 % Change -41% -100% -100% from Baseline Non-target 1 - Present Present Absent Absent Data cut-off: 27-Jul-20 13

CD8+ T Cell Numbers in the Tumor and Circulating s4-1BB Increase Post-Treatment in CR Rectal Cancer Patient (103-021) treatment treatment - - Baseline C6 Post C2 Post 2 8.2 x CD8 fold change: 2.3 CD8 pre [n/mm ]: 238 6 6000 increase ) 2 700 600 4 4000 500 400 s41B B 2 2000 s41BB [pg/ml] 300 Serum Tumor 200 Baseline Change to Fold BLQ 0 0 100 Baseline 2 3 4 8 15 P re C 2 CD8 + T cells (n/mm T + CD8 0 Timepoint (days) C1 day 2 Pre Post C1 predose C2 predose 14

Combination Therapy with Atezolizumab A Phase 1B, Open-label, Dose Escalation Study of PRS-343 in Combination With Atezolizumab in Patients with Specific HER2-Positive Advanced or Metastatic Solid Tumors 15

PRS-343 + Atezolizumab Duration of Exposure C2D21 C6D21 C10D21 C14D21 C18D21 C22D21 C24D21 Ovarian 102-122 Cohort 7 (8mg/kg) Bladder 111-111 BCA 102-120 Cohort 6 (5mg/kg) NSCLC 113-104 Cohort 5 (2.5mg/kg) Ovarian 112-106 Lung 107-104 Cohort 4 (1mg/kg) Gallbladder 107-103 CUP 102-115 Rectal 113-102 Partial Response BCA 108-105 Gastric Cancer 102-123 Stable Disease Rectal 102-121 GEJ 112-107 Disease BCA 102-116 Progression NSCLC 111-110 Death GEJ 102-114 X Esophageal 114-101 On Treatment Rectal 112-101 BCA 108-101 Discontinued (AE) BCA 112-102 Discontinued NSCLC 107-109 GYN 111-112 (Clinical GYN 108-106 Progression) Pancreatic 113-101 Discontinued CHOL 108-102 CRC 111-107 (Patient and/or BCA 102-113 Physician decision) *BCA 102-112 Rectal 102-111 Discontinued GEJ 102-109 (Disease Gallbladder 107-107 Progression) Cholangiocarcinoma 107-105 BCA 102-105 BCA 111-106 * Scan and EOT Gallbladder 102-104 on same day; RECIST response is presented DAYS ON TREATMENT | Data Cut: 18-AUG-2020 16

Treatment-Related Adverse Events for Combination with Atezolizumab All Subjects Combination with Atezolizumab Occurred in > 1 Patient n = 148 (%) % Grade 3 Infusion Related Reaction 38 (26%) 3 (2%) Fatigue 12 (8%) Nausea 8 (5%) Vomiting 38 (26%) Chills Abdominal pain 2 (1%) Anemia 4 (3%) 2 (1%) Anorexia 2 (1%) Arthalgia 2 (1%) Asthenia Cough Decreased appetite Diarrhea 5 (3%) 1 (1%) Dizziness Dry mouth 3 (2%) Dyspnoea Fever 3 (2%) Flushing Lightheadness 2 (1%) Lymphocyte count decreased 3 (2%) 1 (1%) Neutrophil count decreased 3 (2%) 1 (1%) Non-cardiac chest pain Paraesthesia Peripheral sensory neuropathy 2 (1%) Pruritis 4 (3%) Rash Two TRAEs above Grade 3: Grade 4 AST increase, Grade 3 transaminitis, and eventually Grade 5 hepatic failure in cohort 7 (8mg/kg + 1200mg Data cut-off: 27-Jul-20 atezolizumab); Grade 4 hemolytic anemia (unrelated to PRS-343, related to atezolizumab) in cohort 7. 17

Soluble 4-1BB Increases in Active Dose Cohorts & Clinical Benefit is Associated with Tumoral Immune Cell Activation 4-1BB target engagement Soluble 4-1BB in serum CD8+ T cell Numbers CD8+ T cell Proliferation Tumor-localized activity IHC on tumor tissue Patients with prolonged clinical benefit show a trend of increased CD8+ T Substantial increase of s4-1BB is observed in active dose cell numbers, proliferation and elevated cytolytic function in tumor biopsies cohorts (4-7), suggesting PRS-343-mediated target engagement 18

Breast Cancer Patient (108-101) with PR Patient Profile, Treatment History and RECIST Oncology Treatment History Duration PRS-343+Atezolizumab: Breast Cancer Patient with PR Trastuzumab/Docetaxel/ Sep 2011-Jul 2013 • Cohort 6 | 5 mg/kg Q3W + • FISH HER2/CEP17 ratio 2.4, Tamoxifen/Carboplatin 1200mg atezolizumab HER2 copy number 4.8 Trastuzumab/Pertuzumab/Vinorelbine Aug 2013-Jan 2016 • 52-year-old male; Initial In-house testing IHC2+, FISH+ diagnosis July 2011 • PD-L1 low in pre-treatment and T-DM1/Fulvestrant Nov 2017-Mar 2018 high in post treatment biopsy • Stage 2 Invasive Ductal Capecitabine/Lapatinib Mar 2018 Breast Cancer Palbociclib/Arimidex Apr-May 2019 Lesion Size (mm) Lesions Lesion Site C2 Post- C4 Post- C6 Post- C8 Post- C12 Post- C16 Post- Baseline treatment treatment treatment treatment treatment treatment right pulmonary Target 1 16 18 15 13 13 6 5 ligament lymph node % Change +12.5% -6% -19% -19% -63% -69% from Baseline Non-target 1-4 - Present Present Present Present Present Present Present Data cut-off: 27-Jul-20 19

Tumoral and Circulating s4-1BB Increase Post- Treatment in PR Breast Cancer Patient (108-101) CD8+ T cell Numbers CD8+ T cell Proliferation Soluble 4-1BB 2 2 4000 1200 150 1000 + 2 3000 800 100 Ki67 Tcells / pg /ml] 600 + 2000 + 400 50 cells per mm2 per cells 1000 200 1BB [ Absolute numbers of numbers Absolute - tumor mm tumor CD8+Ki67+ T cells per mm per cells T CD8+Ki67+ Absolute numbers of CD8+ T CD8+ of Absolute numbers 0 0 s4 0 Abs.CD8 Abs.CD8 Pre Post cellsT tumor/ mm Pre Post C1 C3 C4 Pre treatment Pre treatment Post-treatment Post-treatment CD8+ T cell numbers, proliferation, cytolytic molecules and s4-1BB increase post-treatment, demonstrating 4-1BB arm activity of PRS-343 20

Conclusions Acceptable safety profile in all doses and schedules tested in monotherapy as well as in combination with atezolizumab Demonstrated durable anti-tumor activity in heavily pre-treated patient population across multiple tumor types, including those usually not responsive to immune therapy; novel and non-redundant MoA among HER2-targeting therapies Showed a clear increase in CD8+ T cell numbers and proliferative index in the tumor microenvironment of responders, soluble 4-1BB increase demonstrates activity of the 4-1BB arm of the molecule 2L HER2+ gastric/gastroesophageal cancer trial in combination with Paclitaxel and Ramucirumab in preparation 21

Acknowledgements

Patients, their families and caregivers

Investigators, as well as their site personnel

Monotherapy

Study 0416 (NCT03330561 A Phase 1, Open-label, Dose Escalation Study of PRS-343 in Patients with HER2-Positive Advanced or Metastatic Solid Tumors) sponsored by Pieris

- The University of Texas MD Anderson Cancer Center – S. Piha-Paul, B. Bruggman
- Sarah Cannon Research Institute, LLC – J. Bendell, J. Costin
- NEXT Oncology – A. Tolcher, K. Dotson
- University of California Los Angeles Jonsson Comprehensive Cancer Center – S. Hurvitz, M. Rocha, R. Rubin
- South Texas Accelerated Research Therapeutics – A. Patnaik, K. Rivas
- University of Pittsburgh Medical Center – A. Krishnamurthy, B. Foster, A. Blasko
- University of Arizona Cancer Center – R. Shroff, D. Pennington
- Georgetown University Hospital – P. Pohlmann, S. Wagner
- Sydney Kimmel Cancer Center at Johns Hopkins – N. Hahn, E. Lee
- Memorial Sloan Kettering Cancer Center – G. Ku, T. Shrivastav, P. Collins

Combination with Atezolizumab

Study 0818 (NCT03650348, A Phase 1B, Open-label, Dose Escalation Study of PRS-343 in Combination With Atezolizumab in Patients with Specific HER2-Positive Advanced or Metastatic Solid Tumors) sponsored by Pieris, atezolizumab kindly supplied by F. Hoffmann-La Roche Ltd

- The University of Texas MD Anderson Cancer Center – S. Piha-Paul, B. Bruggman
- NEXT Oncology – A. Tolcher, K. Dotson
- University of California Los Angeles Jonsson Comprehensive Cancer Center – J. Bendell, J. Costin
- University of Southern California, Keck School of Medicine of USC, Norris Comprehensive Cancer Center – A. El-Khoueiry
- The Ohio State University, Department of Internal Medicine – A. Noonan
- Ochsner Cancer Institute – M. Matrana, S. Jerdonek
- Memorial Sloan Kettering Cancer Center – G. Ku, T. Shrivastav

Pieris associates: Corinna Schlosser, Aizea Morales Kastresana

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